SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       June 13, 2003

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California	000-33385	33-0945304

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Red Hill Avenue, Santa Ana, California 92705

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 223-1111

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

     (c ) Exhibits.

     99.1 Press release of Registrant dated June 9, 2003.

Item 9. Regulation FD Disclosure.

     The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Commission in Release No. 33-8216.

     On June 9, 2003, Calavo Growers, Inc. (“Calavo”) issued a press release containing its financial results for the quarter ended April 30, 2003. A copy of Calavo’s press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.,

June 13, 2003	By:	/s/ Lecil E. Cole

Lecil E. Cole Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

/s/ Wolfgang P. Hombrecher

Wolfgang P. Hombrecher Vice President Finance, Corporate Secretary and Chief Financial Officer (Principal Financial Officer)